Exhibit 10.41

GLOBAL COMMUNICATION SEMICONDUCTORS, INC.

AMENDMENT TO THE

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

THIS AMENDMENT TO THE RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (the “Amendment”) is made and entered into as of the 19th day of March, 2002 by and among Global Communication Semiconductors, Inc. (the “Company”), and each of the persons and entities listed on Schedule A hereto (“Series A-1 Investors”), each of the persons and entities listed on Schedule B hereto (“Series B-1 Investors”), each of the persons and entities listed on Schedule C hereto (“Series C-1 Investors”) and each of the persons and entities listed on Schedule D.1 hereto (“Series D-1 Investors”) (collectively, the “Existing Investors” or “Investors”), the entities listed on Schedule D.2 hereto (the “Additional Series D-1 Investors”), the Founders identified on Schedule E hereto (the “Founders”) and the Major Employee Shareholders identified on Schedule F hereto (the “Major Employee Shareholders”).

RECITALS:

WHEREAS, the Company, the Existing Investors, the Founders and Major Employee Shareholders are parties to that certain Right of First Refusal and Co-Sale Agreement dated as of January 4, 2002 (“Co-Sale Agreement”); and

WHEREAS, pursuant to Section 8.2 of the Co-Sale Agreement, the terms of Co-Sale Agreement may be amended or waived only with the written consent of the Company, each Founder, each Major Employee Shareholder, and that number of Existing Investors who collectively hold 66.67% of the outstanding shares of the Company’s Preferred Stock; and

WHEREAS, the Company desires to sell and issue to the Additional Series D-1 Investors and the Additional Series D-1 Investors desire to purchase from the Company that number of shares of Series D-1 Preferred Stock as listed across from such Additional Series D-1 Investor’s name on Schedule A; and

WHEREAS, the Existing Investors, the Founders and the Major Employee Shareholders desire for the Additional Series D-1 Investors to invest in the Company, and, as a condition thereof and to induce such investment, the Existing Investors, the Founders and the Major Employee Shareholders are willing to enter into this Amendment to permit the Additional Series D-1 Investors to become parties to the Co-Sale Agreement, as amended; and

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and for other good and valuable consideration, the parties hereby agree as follows:

1

1. Definitions. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings as set forth in the Co-Sale Agreement.

2. Additional Parties to the Co-Sale Agreement. The Additional Series D-1 Investors hereby enter into and become parties to the Co-Sale Agreement, as amended. The signature pages to the Co-Sale Agreement are amended to include the Additional Series D-1 Investors.

3. Amendments to the Co-Sale Agreement

3.1 The Additional Series D-1 Investors shall be considered “Series D-1 Investors” and/or “Investors,” as applicable, for purposes of the Co-Sale Agreement, as amended.

3.2 Section 7.1 of the Co-Sale Agreement shall be deleted in its entirety and replaced with the following:

“7.1 Each certificate representing shares of Founder’s Stock or Employee’s Stock now or hereafter owned by the Founders or Major Employee Shareholders or issued to any person in connection with a transfer as provided hereunder shall be endorsed with the following legend:

‘THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF (1) A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT AMONG THE HOLDER OF THE SECURITIES, THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY AND (2) SECTION 3 OF A CERTAIN AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT AMONG THE HOLDER OF THE SECURITIES, THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY, WHICH CONTAINS A VOTING AGREEMENT AND AN IRREVOCABLE PROXY GOVERNING THE VOTING OF THESE SECURITIES IN CERTAIN CIRCUMSTANCES. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.’”

3.3 Section 8.2 of the Co-Sale Agreement shall be amended to delete the first sentence in its entirety and replace it with the following two sentences:

“Section 8.2. Amendment. Any provision may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (a) the Company, (b) each Founder, (c) each Major Employee Shareholder, (d) the holders of at least a majority of the voting power of the then outstanding shares of Series A-1 Preferred Stock, Series B-1 Preferred Stock and Series C-1 Preferred Stock (voting together as a single class), except for Section 2 which may be amended without obtaining such consent and (e) the holders of at least 75% of the voting power of the then outstanding shares of Series D-1 Preferred

2

Stock. Any Investor may waive any of such Investor’s rights hereunder without obtaining the consent of any other Investor.

4. Continuing Agreement. Except as modified by this Amendment, all other terms and conditions in the Co-Sale Agreement shall remain in full force and effect and this Amendment shall be governed by all provisions thereof.

5. Counterparts. This Amendment may be executed in separate counterparts, all of which taken together shall constitute a single instrument.

3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

GLOBAL COMMUNICATION SEMICONDUCTORS, INC.

/s/ SHING-KUO WANG
Shing Kuo (Dave) Wang Acting President and CEO

4

FOUNDERS:

By:	/s/ OWEN WU
Owen Wu

By:	/s/ DANIEL HOU
Daniel Hou

For and on behalf of G-SOLUTION TECHNOLOGY INC.

By:	/s/ RACHEL CHING /s/ HUI-LIN CHING
	Its:	Chairman
G-SOLUTION TECHNOLOGY (formerly OVERSEAS INTERNATIONAL TECHNOLOGY, INC., a Taiwanese corporation)
By:	/s/ SHELLY CHANG
	Its:	Shelly Chang, Partner
MASTEK INTERNATIONAL, a California corporation

5

MAJOR EMPLOYEE SHAREHOLDERS:

By: /s/ [Major Employee Shareholders]
Print Name:	[Major Employee Shareholders]

6

EXISTING INVESTOR

SIGNATURE PAGE TO

AMENDMENT TO

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF JANUARY 4, 2002

BY AND AMONG

GLOBAL COMMUNICATION SEMICONDUCTORS, INC.

AND EACH INVESTOR, FOUNDER AND MAJOR EMPLOYEE SHAREHOLDER NAMED THEREIN

The undersigned hereby executes and delivers the Amendment to the Global Communication Semiconductors, Inc. Right of First Refusal and Co-Sale Agreement dated as of January 4, 2002 to which this Signature Page is attached effective as of the date of this Amendment, which Amendment and Signature Page, together with all counterparts of such Amendment and signature pages of the other parties named in such Amendment, shall constitute one and the same document in accordance with the terms of such Amendment.

Date signed:	Name of Investor: [Existing Investors]

	By:	/s/ [Existing Investors]
Its:
	Address:	[Existing Investors’ Addresses]

7

ADDITIONAL SERIES D-1 INVESTOR

SIGNATURE PAGE TO

AMENDMENT TO

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF JANUARY 4, 2002

BY AND AMONG

GLOBAL COMMUNICATION SEMICONDUCTORS, INC.

AND EACH INVESTOR, FOUNDER AND MAJOR EMPLOYEE SHAREHOLDER NAMED THEREIN

The undersigned hereby executes and delivers the Amendment to the Global Communication Semiconductors, Inc. Right of First Refusal and Co-Sale Agreement dated as of January 4, 2002 to which this Signature Page is attached effective as of the date of this Amendment, which Amendment and Signature Page, together with all counterparts of such Amendment and signature pages of the other parties named in such Amendment, shall constitute one and the same document in accordance with the terms of such Amendment.

Date signed:	2-27-02	Sirenza Microdevices, Inc.

		By:	/s/ ROBERT VAN BUSKIRK
		Its:	President & CEO
		Address:	522 Almanor Avenue Sunnyvale, California 94086

8

ADDITIONAL SERIES D-1 INVESTOR

SIGNATURE PAGE TO

AMENDMENT TO

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF JANUARY 4, 2002

BY AND AMONG

GLOBAL COMMUNICATION SEMICONDUCTORS, INC.

AND EACH INVESTOR, FOUNDER AND MAJOR EMPLOYEE SHAREHOLDER NAMED THEREIN

The undersigned hereby executes and delivers the Amendment to the Global Communication Semiconductors, Inc. Right of First Refusal and Co-Sale Agreement dated January 4, 2002 to which this Signature Page is attached effective as of the date of this Amendment, which Amendment and Signature Page, together with all counterparts of such Amendment and signature pages of the other parties named in such Amendment, shall constitute one and the same document in accordance with the terms of such Amendment.

Date signed:	Opcom Holdings Limited

	By:	/s/ [Illegible]
	Its:	Director
c/o KLM Capital Management Limited 10th Floor, Century Square 1-13 D-Aguilar Street Central Hong Kong

9

CONSENT OF FOUNDER’S SPOUSE

I acknowledge that I have read the foregoing Amendment to the Co-Sale Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community property interest in such shares, if any, co-sale rights (as described in the Co-Sale Agreement and this Amendment) must be granted to the Company and the Investors by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions this Amendment and that I will take no action at any time to hinder operation of, or violate, the Amendment.

/s/ AMY L. WU (Signature of Founder’s Spouse)

Amy Wu (Print Name of Founder’s Spouse)

10

CONSENT OF FOUNDER’S SPOUSE

I acknowledge that I have read the foregoing Amendment to the Co-Sale Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community property interest in such shares, if any, co-sale rights (as described in the Co-Sale Agreement and this Amendment) must be granted to the Company and the Investors by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions this Amendment and that I will take no action at any time to hinder operation of, or violate, the Amendment.

/s/ CECILIA H. HOU (Signature of Founder’s Spouse)

Cecilia H. Hou (Print Name of Founder’s Spouse)

11

CONSENT OF MAJOR EMPLOYEE SHAREHOLDER’S SPOUSE

I acknowledge that I have read the foregoing Amendment to the Co-Sale Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community property interest in such shares, if any, first refusal rights (as described in the Co-Sale Agreement and this Amendment) must be granted to the Company and the Series D-1 Investors by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the this Amendment that I will take no action at any time to hinder operation of, or violate, the Amendment.

/s/ [Major Employee Shareholders’ Spouses] (Signature of Major Employee Shareholder’s Spouse)

[Major Employee Shareholders’ Spouses] (Print Name of Major Employee Shareholder’s Spouse)

12

GLOBAL COMMUNICATION SEMICONDUCTORS, INC.

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

THIS RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (the “Agreement”) is made as of January 4, 2002 by and among Global Communication Semiconductors, Inc. (the “Company”) and each of the persons and entities listed on Schedule A hereto (“Series A-1 Investors”), each of the persons and entities listed on Schedule B hereto (“Series B-1 Investors”), each of the persons and entities listed on Schedule C hereto (“Series C-1 Investors”) (collectively, the “Existing Investors”), and each of the persons and entities listed on Schedule D hereto (“Series D-1 Investors”) (collectively, the Existing Investors and the Series D-1 Investors are referred to as the “Investors”), the Founders identified on Schedule E hereto (the “Founders”), and the Major Employee Shareholders identified on Schedule F hereto (the “Major Employee Shareholders”).

RECITALS:

WHEREAS, the Founders are the beneficial owners of the number of shares of Common Stock (as defined below) of the Company set forth opposite their respective names on Schedule E hereto;

WHEREAS, on January 15, 2001, the Company, the Existing Investors and the Founders entered into an Amended and Restated Co-Sale Agreement (the “Existing Agreement”) in connection with the exchange of the Company’s Series A Preferred Stock, Series B Preferred and Series C Preferred Stock for an equal number of the Company’s Series A-1 Preferred Stock, Series B-1 Preferred Stock and Series C-1 Preferred Stock, respectively, pursuant to the applicable Series A-1 Subscription Agreement, Series B-1 Subscription Agreement, Series C-1 Subscription Agreement or Series A-1 and C-1 Subscription Agreement, each dated as of January 15, 2001, in order to grant rights of co-sale to each Series A-1 Investor, Series B-1 Investor and Series C-1 Investor;

WHEREAS, the Series D-1 Investors are purchasing shares of the Company’s Series D-1 Preferred Stock (the “Series D-1 Stock”) pursuant to that certain Series D-1 Preferred Stock Purchase Agreement (the “Series D-1 Purchase Agreement”) of even date herewith (the “Series D-1 Financing”);

WHEREAS, the obligations in the Series D-1 Purchase Agreement are conditioned upon the execution and delivery of this Agreement; and

WHEREAS, in connection with the consummation of the Series D-1 Financing, the Company, the Existing Investors holding more than 50% in interest of the Common Stock, and each Founder desire to terminate the Existing Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Existing Agreement;

NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration, the Company, the Existing Investors and the Founders hereby agree that the

Existing Agreement shall be amended, superseded, renamed and replaced in its entirety by this Agreement and shall hereafter be void and of no further force or effect, and the parties agree hereto as follows:

1. Definitions. Capitalized terms contained herein and not otherwise defined shall have the meanings as set forth in the Series D-1 Purchase Agreement.

1.1 “Common Stock” shall mean the Company’s Common Stock and shares of Common Stock issued or issuable upon conversion of the Company’s outstanding Preferred Stock.

1.2 “Employee’s Stock” shall mean shares of the Company’s Common Stock now owned or subsequently acquired by the employees of or the consultants to the Company.

1.3 “Founder’s Stock” shall mean shares of the Company’s Common Stock now owned or subsequently acquired by the Founders; provided, however, it shall not include Preferred Stock purchased by the Founders or any Common Stock issuable upon the conversion thereof.

1.4 “Major Employee Shareholders” shall mean holders of at least 100,000 shares of Employee’s Stock, as identified on Schedule F hereto.

1.5 “Preferred Stock” shall mean the Company’s outstanding Series A-1 Preferred Stock, Series B-1 Preferred Stock, Series C-1 Preferred Stock and Series D-1 Preferred Stock.

2. Rights of First Refusal.

2.1 Transfer Notice. If at any time a Major Employee Shareholder proposes to transfer any shares of Employee’s Stock (a “Transfer”), then the Major Employee Shareholder shall promptly give the Company and each Series D-1 Investor written notice of the Major Employee Shareholder’s intention to make the Transfer (the “Notice”), which Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Employee’s Stock to be sold or transferred (the “Offered Shares”), the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee (a “Prospective Transferee”). In the event that the sale or transfer is being made pursuant to the provisions of Sections 5.1 or 5.2 hereof, the Notice shall state under which Section the sale or transfer is being made. The Notice shall certify that the Major Employee Shareholder has received a firm offer from the Prospective Transferee and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Notice. The Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer.

2.2 Company’s Option. If the Company declines to exercise in full the Company’s Purchase Rights (as defined in Section 4 below), or if the Company’s Purchase Rights are not applicable, the Company shall have an option for a period of ten (10) days from receipt of the Notice to elect to purchase all of the Offered Shares subject to the same material terms and conditions as described in the Notice and at a price equal to the lower of (i) the price offered by the Prospective Transferee and (ii) the price most recently determined by the Company’s Board of Directors to be the fair market value of the Common Stock. The Company may exercise such purchase option and thereby purchase all of the Offered Shares by notifying the Major Employee Shareholder in writing before expiration of the ten (10) day period as to the Company’s election to purchase such shares. If the Company gives the Major Employee Shareholder notice that it desires to purchase such shares, then payment for the Offered Shares shall be made by check or wire transfer, against delivery of the Offered Shares to be purchased, at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after the Company’s receipt of the Notice, unless the Notice contemplated a later closing with the Prospective Transferee or unless the value of the purchase price has not yet been established pursuant to Section 2.5. If the Company fails to purchase all of the Offered Shares by exercising the option granted in this Section 2.2 within the period provided, the Offered Shares shall be subject to the options granted to the Series D-1 Investors pursuant to this Agreement.

2.3 Additional Transfer Notice. Subject to the Company’s Right of First Refusal (as defined in Section 4 below) and the Company’s right set forth in Section 2.2, if at any time the Major Employee Shareholder proposes a Transfer, then, after the Company has declined to purchase all of the Offered Shares, the Company shall give each Series D-1 Investor an “Additional Notice” that shall include all of the information and certifications required in a Notice and shall briefly describe the Series D-1 Investors’ rights of first refusal and co-sale rights with respect to the proposed Transfer.

2.4 Series D-1 Investors’ Option. Each Series D-1 Investor shall have an option for a period of twenty (20) days from the Series D-1 Investor’s receipt of the Additional Notice from the Company set forth in Section 2.3 to elect to purchase such Series D-1 Investor’s pro rata share of the Offered Shares at the same price and subject to the same material terms and conditions as described in the Additional Notice. Each Series D-1 Investor may exercise such purchase option and thereby purchase all of such Series D-1 Investor’s pro rata share (with any reallotments as provided below) of the Offered Shares, by notifying the Major Employee Shareholder and the Company in writing before expiration of the twenty (20) day period as to such Series D-1 Investor’s election to purchase such shares (including any reallotment). Each Series D-1 Investor’s pro rata share of the Offered Shares shall be a fraction, (A) the numerator of which is the number of shares of Common Stock owned by such Series D-1 Investor on the date of the Notice and (B) the denominator of which is the total number of shares of Common Stock owned by the Major Employee Shareholder and all Investors on the date thereof. Each Series D-1 Investor shall have a right of reallotment such that, if any other Series D-1 Investor fails to exercise the right to purchase its full pro rata share of the Offered Shares, the other participating Series D-1 Investors may exercise an additional right to purchase, on a pro rata basis, the Offered Shares not previously purchased. A Series D-1 Investor with one or more affiliated funds may apportion the number of Offered Shares to be purchased among such funds in any manner the Series D-1 Investor may choose, provided that such Series D-1 Investor notifies the Major Employee Shareholder of such allocation. If a Series D-1 Investor gives the Major Employee Shareholder notice that it desires to purchase its pro rata share of the Offered Shares and, as applicable, its reallotment, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after the Company’s receipt of the Notice, unless the Notice contemplated a later closing with the Prospective Transferee or unless the value of the purchase price has not yet been established pursuant to Section 2.5.

2.5 Valuation of Property. Should the purchase price specified in the Notice or Additional Notice be payable in property other than cash or evidences of indebtedness, the Company (or the Series D-1 Investors) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Major Employee Shareholder and the Company (or the Series D-1 Investors) cannot agree on such cash value within ten (10) days after the Company’s or the Series D-1 Investors’ election to purchase the Offered Shares, as applicable, the valuation shall be made by an appraiser of recognized standing selected by the Major Employee Shareholder and the Company (or the Series D-1 Investors, as the case may be) or, if they cannot agree on an appraiser within twenty (20) days after the Company’s or the Series D-1 Investors’ election to purchase the Offered Shares, as applicable, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Major Employee Shareholder and the Company (or the Series D-1 Investors, as the case may be), with the half of the cost borne by the Company and the Series D-1 Investors borne pro rata by each based on the number of shares such parties were interested in purchasing pursuant to this Section 2. If the time for the closing of the Company’s purchase or the Series D-1 Investors’ purchase has expired but for the determination of the value of the purchase price offered by the Prospective Transferee, then such closing shall be held on or prior to the fifth business day after such valuation shall have been made pursuant to this subsection.

3. Right of Co-Sale.

3.1 If any Founder proposes to sell or transfer to any person any shares of Founder’s Stock in one or more related transactions, then such Founder shall promptly give written notice (the “Co-Sale Notice”) to the Company and to each of the Investors at least twenty (20) days prior to the closing of such sale or transfer. The Co-Sale Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Founder’s Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the sale or transfer is being made pursuant to the provisions of Section 5 hereof, the Co-Sale Notice shall state under which subsection the sale or transfer is being made.

3.2 Each Investor shall have the right, exercisable upon written notice to such Founder within twenty (20) days after the date of the Co-Sale Notice, to participate in such sale of Founder’s Stock on the same terms and conditions as the Founder. To the extent one or more of the Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Founder’s Stock that the Founder may sell in the transaction shall be correspondingly reduced.

3.3 Each Investor may sell all or any part of that number of shares of Common Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Founder’s Stock covered by the Co-Sale Notice by (ii) a fraction, (A) the numerator of which is the number of shares of Common Stock owned by the Investor at the time of the sale or transfer and (B) the denominator of which is the total number of shares of Common Stock then held by all shareholders of the Company (assuming for the purpose of this provision the conversion of all outstanding Preferred Stock and other convertible securities and the exercise of all options, warrants and other exercisable securities outstanding and reserved for issuance).

3.4 Each Investor shall effect its participation in the sale by promptly delivering to the Founder for transfer to the prospective purchaser one (1) or more certificates, properly endorsed for transfer, which represent:

(a) the type and number of shares of Common Stock which such Investor elects to sell; or

(b) that number of shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Investor elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Investor shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in subsection 3.4(a) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

3.5 The Investor shall comply with all reasonable requirements for transfer with which the Founder must comply, including, but not limited to, any representations and warranties as to title of the shares being transferred and any indemnities granted to the prospective purchaser.

3.6 The stock certificate or certificates that the Investor delivers to the Founder pursuant to Section 3.4 shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Co-Sale Notice, and the Founder shall concurrently therewith remit to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from an Investor exercising its rights of co-sale hereunder, the Founder shall not sell to such prospective purchaser or purchasers any Founder’s Stock unless and until, simultaneously with such sale, the Founder shall purchase such shares or other securities from such Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Co-Sale Notice (which terms and conditions shall be no less favorable than those governing the sale to the purchaser by the Founder or Founders).

3.7 The exercise or non-exercise of the rights of the Company and the Investors under Sections 2 and 3, as applicable, to purchase Offered Shares from a Major Employee Shareholder or to participate in one or more sales of Founder’s Stock made by a Founder shall not adversely affect the Company or any Investor’s rights to participate in subsequent sales of stock.

4. Restrictions on Transfers. Except pursuant to the Company’s Right of First Refusal (the “Company’s Right of First Refusal”) as set forth in Section 8 of the Stock Option Agreements, as amended, between the Company and each Major Employee Shareholder (each a “Stock Option Agreement”) and as set forth in Section 8.7 of the corresponding Company 2000

Stock Incentive Plan, as amended (the “Plan”), and except pursuant to the Company’s Right of Repurchase (the “Company’s Right of Repurchase”) with respect to unvested shares as set forth in Section 7 of the Stock Option Agreements and as set forth in Section 8.8 of the Plan (the Company’s Right of First Refusal and the Company’s Right of Repurchase are collectively referred to as the “Company’s Purchase Rights”), or as otherwise provided in this Agreement, no Founder or Major Employee Shareholder shall sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way, all or any part of or any interest in such Founder’s Stock or Employee’s Stock. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition of stock not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Company and shall not be recognized by the Company.

5. Permitted Transfers.

5.1 A Founder or Major Employee Shareholder may transfer any Common Stock to the following without complying with Section 2 or Section 3 hereof: (i) to a member of his or her family by gift or inheritance; (ii) to a trust established by the Founder or Major Employee Shareholder for the benefit of the Founder or Major Employee Shareholder, as applicable, or his or her family by gift or inheritance; provided that (A) the transferring Founder or Major Employee Shareholder shall inform the Investors of such transfer or gift prior to effecting it and (B) the transferee or donee shall furnish the Investors with a written agreement to be bound by and comply with all provisions of this Agreement. Stock transferred pursuant to this subsection shall remain “Founder’s Stock” or “Employee’s Stock” hereunder, as applicable, and such pledgee, transferee or donee shall be treated as a “Founder” or “Major Employee Shareholder,” as applicable, for purposes of this Agreement.

5.2 Notwithstanding the foregoing, the provisions of Section 2 and Section 3 shall not apply to the sale of any stock to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), or to the Company, or to a Founder or Major Employee Shareholder’s transfer of up to an aggregate of up to 10% of such Founder or Major Employee Shareholder’s shares of Common Stock subject to this Agreement in any 12-month period and up to a total of 20% of such Founder or Major Employee Shareholder’s shares of Common Stock subject to this Agreement in the aggregate.

5.3 This Agreement shall in no manner limit the right of the Company to repurchase securities from a Founder or Major Employee Shareholder at cost pursuant to any agreement between the Company and such Founder or Major Employee Shareholder.

6. Put Option.

6.1 In the event a Founder should sell any Founder’s Stock in contravention of the co-sale rights of the Investors under this Agreement (a “Prohibited Transfer”), each Investor, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Founder shall be bound by the applicable provisions of such option.

6.2 In the event of a Prohibited Transfer, each Investor shall have the right to sell to the Founder the type and number of shares of Common Stock equal to the number of shares such Investor would have been entitled to transfer to the purchaser had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

(a) The price per share at which the shares are to be sold to the Founder shall be equal to the price per share paid by the purchaser to the Founder in the Prohibited Transfer. The Founder shall also reimburse each Investor for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor’s rights under Section 3.

(b) Within thirty (30) days after the later of the date the Investor received written notice of the Prohibited Transfer, or otherwise became aware of the Prohibited Transfer, each Investor shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

(c) The Founder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this subsection 6.2, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in subsection 6.2(a), in cash or by other means acceptable to the Investor.

(d) Notwithstanding the foregoing, any attempt by a Founder to transfer Founder’s Stock in violation of Section 3 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the vote or written consent of a majority in interest of the Investors.

7. Legend.

7.1 Each certificate representing shares of Founder’s Stock or Employee’s Stock now or hereafter owned by the Founders or Major Employee Shareholders or issued to any person in connection with a transfer as provided hereunder shall be endorsed with the following legend:

“THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT AMONG THE HOLDER OF THE SECURITIES, THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

7.2 Each Founder and Major Employee Shareholder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 7.1 above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

7.3 “Market Stand-Off” Agreement. Each Major Employee Shareholder and Founder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the date of the first sale to the public pursuant to a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, (i) lend, offer, pledge, sell, contract to sell (including, without limitation, any short sale), sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by such Major Employee Shareholder or Founder or are thereafter acquired), other than to donees who agree to be similarly bound, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except for securities to be sold to such underwriter pursuant to such registration statement; provided, however, that:

(a) such agreement shall be applicable only to the first such registration statement of the Company that covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

(b) all officers and directors of the Company enter into similar agreements; and

(c) such market stand-off time period shall not exceed one-hundred eighty (180) days.

In order to enforce the foregoing covenant, the Company may impose stop-transfer restrictions with respect to the Employee’s Stock and the Founder’s Stock (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

Notwithstanding the foregoing, the obligations described in this Section 7.3 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction under the Act.

8. Miscellaneous.

8.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California (irrespective of its choice of law principles).

8.2 Amendment. Any provision may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (a) the Company, (b) as to each Founder, such Founder, (c) each Major Employee Shareholder, and (d) that number of Investors who collectively hold 66.67% of the outstanding shares of Preferred Stock, except for Section 2 which may be amended by that number of Series D-1 Investors who hold 66.67% of the outstanding shares of Series D-1 Preferred Stock; provided that any Investor may waive any of such Investor’s rights hereunder without obtaining the consent of any other Investor. Similarly, any Major Employee Shareholder may waive any of such Major Employee Shareholder’s rights hereunder without obtaining the consent of any other Major Employee Shareholder. Any amendment or waiver effected in accordance with this Section shall be binding upon the Investors, the Company, the Founders and the Major Employee Shareholder and each of their successors and assigns.

8.3 Assignment of Rights. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

8.4 Term. This Agreement shall terminate upon the earlier of (and shall not apply to any transfer by a Founder or Major Employee Shareholder in connection with) (i) the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company’s Common Stock, (ii) the closing of a merger, consolidation or other corporate reorganization in which the shareholders of the Company immediately prior to such transaction own less than fifty percent (50%) of the voting securities of the surviving or controlling entity immediately after the transaction, (iii) the closing of a sale, transfer or other disposition of all or substantially all of the assets of the Company; and (iv) the liquidation, dissolution or indefinite cessation of the business operations of the Company.

8.5 Ownership. Each Founder and Major Employee Shareholder represents and warrants that he or she is the sole legal and beneficial owner of the shares of stock subject to this Agreement and that no other person has any interest (other than a community property interest) in such shares.

8.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, delivered personally by hand or nationally recognized courier, or delivered by telecopier or electronic mail and addressed (a) if to an Investor or Founder, as indicated on the signature pages or on the applicable Schedule hereto, or at such other address as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at 23600 Telo Avenue, Torrance, California 90505-4035, or at such other address as the Company shall have furnished to each holder in writing. All such notices and other written communications shall be effective (i) if mailed, five (5) days after mailing and (ii) if delivered by hand or nationally recognized carrier, or by telecopier or electronic mail, upon delivery (with receipt confirmed).

8.7 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

8.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.9 Stock Splits, Combinations and Dividends. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock split, combination or dividends or other recapitalization of shares by the Company occurring after the date of this Agreement.

8.10 Aggregation of Stock. All shares of Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of rights under this Agreement.

The foregoing Right of First Refusal and Co-Sale Agreement is hereby executed as of the date first above written.

GLOBAL COMMUNICATION SEMICONDUCTORS, INC.

By:	/s/ OWEN WU

Its:	CEO/president

FOUNDERS:

By:	/s/ OWEN WU
Owen Wu

By:	/s/ DANIEL HOU
Daniel Hou

By:	/s/ YEE [ILLEGIBLE] CHANG

Its: Director

G-SOLUTION TECHNOLOGY (formerly OVERSEAS INTERNATIONAL TECHNOLOGY, INC., a Taiwanese corporation)

By:	/s/ SHELLY CHANG

Its: Partner
MASTEK INTERNATIONAL, a California corporation

MAJOR EMPLOYEE SHAREHOLDERS:

By:	/s/ [Major Employee Shareholders]
Print Name: [Major Employee Shareholders]

INVESTOR SIGNATURE PAGE TO

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

DATED AS OF JANUARY 4, 2002

BY AND AMONG

GLOBAL COMMUNICATION SEMICONDUCTORS, INC.

AND EACH INVESTOR, FOUNDER AND MAJOR EMPLOYEE SHAREHOLDER

NAMED THEREIN

The undersigned hereby executes and delivers the Global Communication Semiconductors, Inc. Right of First Refusal and Co-Sale Agreement (the “Agreement”) to which this Signature Page is attached effective as of the date of this Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Right of First Refusal and Co-Sale Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

By:	/s/ [Investors]
Name:	[Investors]
Address:	[Investors’ Addresses]

CONSENT OF FOUNDER’S SPOUSE

I acknowledge that I have read the foregoing Right of First Refusal and Co-Sale Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community property interest in such shares, if any, co-sale rights (as described in the Agreement) must be granted to the Investors by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of, or violate, the Agreement.

/S/ AMY L. WU
(Signature of Founder’s Spouse)

Amy L. Wu
(Print Name of Founder’s Spouse)

CONSENT OF FOUNDER’S SPOUSE

I acknowledge that I have read the foregoing Right of First Refusal and Co-Sale Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community property interest in such shares, if any, co-sale rights (as described in the Agreement) must be granted to the Investors by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of, or violate, the Agreement.

/s/ CECILIA H. HOU
(Signature of Founder’s Spouse)

Cecilia H. Hou
(Print Name of Founder’s Spouse)

CONSENT OF MAJOR EMPLOYEE SHAREHOLDER’S SPOUSE

I acknowledge that I have read the foregoing Right of First Refusal and Co-Sale Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community property interest in such shares, if any, first refusal rights (as described in the Agreement) must be granted to the Company and the Series D-1 Investors by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of, or violate, the Agreement.

/s/ [Major Employee Shareholders’ Spouses]
(Signature of Major Employee Shareholder’s Spouse)

[Major Employee Shareholders’ Spouses]
(Print Name of Major Employee Shareholder’s Spouse)

16